EXHIBIT 10.14(e)



                    AMENDMENT No. 5 dated as of January 31,
               1996 (this "Amendment"), to the Credit
               Agreement dated as of May 11, 1994, as
               amended by Consent and Amendment No. 1
               thereto dated as of February 23, 1995, Waiver and Amendment No. 2 thereto dated as of June 9, 1995, Waiver and Amendment No. 3 thereto dated as of July 14, 1995, and Amendment No. 4 thereto dated as of October 16, 1995 (as so amended, the "Credit Agreement"), among Jefferson Smurfit Corporation, a Delaware corporation ("JSC"); Jefferson Smurfit Corporation (U.S.), a Delaware corporation ("Old JSCUS"); Container Corporation of America, a Delaware corporation ("CCA"); the lenders named therein (the "Lenders"); Chemical Bank, a New York banking corporation, and Bankers Trust Company, a New York banking corporation, as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; the fronting banks named therein (the "Fronting Banks"); and Chemical Bank as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").


          A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower (as defined Below).

          B.  As of December 31, 1994, (i) pursuant to
Section 7.12(c) of the Credit Agreement, JSCE, Inc. ("JSCE") assumed all the obligations of Old JSCUS under the Loan Documents; (ii) pursuant to Section 7.05 of the Credit Agreement, Old JSCUS was merged into CCA, with CCA surviving such merger; and (iii) CCA changed its name to Jefferson Smurfit Corporation (U.S)(referred to in this amendment as the "Borrower").

          C. The Borrower has requested that the Credit Agreement be amended (i) to provide that optional prepayments of Term Loans made pursuant to Section 2.12(b) or (c) of the Credit Agreement first will be applied against the scheduled installments of principal required to be made within 12 months of the date of such prepayment and (ii) to permit additional optional prepayments, redemptions or repurchases of Indebtedness for borrowed money under Section 7.09(a) of the Credit Agreement in an aggregate amount not to exceed $25,000,000 in any year.

          E. The requisite Lenders are willing so to amend the Credit Agreement.

          F. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.


          Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendment to Section 2.12(b) of the Credit Agreement. Section 2.12(b) of the Credit Agreement is hereby amended by deleting from the ninth and tenth lines thereof the words "six months" where they appear in such lines and substituting therefor the words "twelve months".

          SECTION 2.  Amendment to Section 2.12(c) of the
Credit Agreement. Section 2.12(c) of the Credit Agreement is hereby amended (a) by deleting from the fifth and sixth lines thereof the words "six months" where they appear in such lines and substituting therefor the words "twelve months".

          SECTION 3.  Amendment to Section 7.09(a) of the
Credit Agreement. Section 7.09(a) of the Credit Agreement is hereby amended (a) by deleting from the seventh line thereof the words "or (v)" and substituting therefor the words ", (v)" and (b) by inserting at the end thereof the words "or (vi) optionally prepaying, repurchasing or redeeming any Indebtedness for borrowed money of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $25,000,000 in any year".

          SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE, and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 5.  Conditions to Effectiveness.  This
Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of JSC, JSCE, the Borrower, the Guarantors, the Required Lenders, Lenders holding more than 50% of the outstanding Tranche A Term Loans and Lenders holding more than 50% of the outstanding Tranche B Term Loans.

          SECTION 6.  Effect of Amendment.  Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Fronting Banks, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Senior Managing Agents, JSC, JSCE, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle JSC, JSCE, the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

          SECTION 7.  Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 8.  APPLICABLE LAW.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

          SECTION 9.  Headings.  The headings of this
Amendment are for purposes of reference only and shall not limit or otherwise effect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.



JEFFERSON SMURFIT CORPORATION,

  by

    Name:
    Title:


JSCE, INC.,

  by

    Name:
    Title:


JEFFERSON SMURFIT CORPORATION
(U.S.),

  by

    Name:
    Title:


CHEMICAL BANK, individually
and as Administrative Agent,
Collateral Agent, Senior
Managing Agent and Swingline
Lender,

  by

    Name:
    Title:


BANKERS TRUST COMPANY,
individually and as Fronting Bank
and Senior Managing Agent,

  by

    Name:
    Title:


NAME OF INSTITUTION:




  by
________________________
Name:
Title:


Acknowledged and consented to
as of the day and year first
above written:

SMURFIT NEWSPRINT CORPORATION,

   by

     Name:
     Title: